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                                                                   EXHIBIT 10.32


                       ALLEGHENY TECHNOLOGIES INCORPORATED
                               2000 INCENTIVE PLAN

                          ADMINISTRATIVE RULES FOR THE
                 PERFORMANCE SHARE PROGRAM FOR KEY EMPLOYEES OF
              ALLEGHENY TECHNOLOGIES INCORPORATED AND SUBSIDIARIES


                 ARTICLE I. Adoption and Purpose of the Program

                  1.1 Adoption. These rules are adopted by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors pursuant to the authority reserved in the Allegheny Technologies Incorporated 2000 Incentive Plan (the "Plan"), effective as of January 1, 2000. Capitalized terms used but not defined herein shall have the same meanings as in the Plan.
                  1.2 Purpose. The purposes of the Performance Share Program For Key Employees of Allegheny Technologies Incorporated and Subsidiaries are to (1) provide a structure and framework for certain awards made under the Plan, (2) establish rules for certain awards under the Plan, and (3) further the Plan's purpose of promoting the growth and profitability of Allegheny Technologies Incorporated and its subsidiaries, providing key employees with an incentive to achieve long-term corporate objectives and attracting and retaining key employees of outstanding competence.


                             ARTICLE II. Definitions

                  For purposes of these rules, the capitalized terms set forth below shall have the following meanings:



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                  2.1 "Award" shall mean the grant of a Performance Award
evidenced by this Agreement.

                  2.2 "Award Period" shall mean the time period established by the Committee pursuant to Article IV of the PSP for the purpose of measuring attainment of performance objectives.

                  2.3 "Board of Directors" shall mean the Board of Directors of the Corporation.

                  2.4 "Chief Executive Officer" shall mean the chief executive officer of the Corporation.

                  2.5 "Committee" shall mean the Stock Incentive Award Subcommittee of the Board of Directors, in the case of individuals who are Statutory Insiders of the Corporation, and the Personnel and Compensation Committee of the Board of Directors, in the case of individuals who are not Statutory Insiders, in each case as such Subcommittee or Committee which may be appointed from time to time by the Board of Directors, subject to the provisions of Section 3.1(a) hereof.

                  2.6 "Common Stock" shall mean common stock, $0.10 par value per share, of the Corporation.

                  2.7 "Corporation" shall mean Allegheny Technologies Incorporated.

                  2.8 "Disability" shall mean the total and permanent disability of the Grantee as determined by the Committee in its sole discretion.

                  2.9 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.10 "Fair Market Value" shall mean, as of any given date, the average of the high and low quoted sales prices of the Common Stock on the relevant date or, if there were no



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sales of Common Stock on such date, on the next preceding date on which shares of Common Stock were sold on the New York Stock Exchange.

                  2.11 "Grantee" shall mean a Key Employee to whom an Award or Awards designated as a Performance Award have been granted.

                  2.12 "Key Employee" shall mean (a) an employee of the Corporation or a Subsidiary who is a Statutory Insider (subject to the second sentence of this subsection) and (b) any other employee of the Corporation or a Subsidiary who is, in the judgment of the Chief Executive Officer, responsible to a material extent for the profitability and continued growth of the Corporation and its Subsidiaries. Directors of the Corporation who are not otherwise officers or employees of the Corporation and directors who are members of the Committee may not be designated as Key Employees.

                  2.13 "PSP" shall mean the Performance Share Program, as the same may be amended from time to time.

                  2.14 "Performance Awards" shall mean Awards granted under the PSP in accordance with Article VIII of the Plan.

                  2.15 "Performance Award Agreement" shall mean a written agreement between the Corporation and a Key Employee or a written acknowledgment from the Corporation to a Key Employee specifically setting forth the terms and conditions of the Performance Award.

                  2.16 "Retirement" shall mean early or normal retirement under a pension plan or arrangement of the Corporation or one of its Subsidiaries.

                  2.17 "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act, as in effect from time to time.



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                  2.18 "Section 162(m)" shall mean Section 162(m) of the
Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
                  2.19 "Statutory Insider" shall mean an "officer" of the Corporation as defined in Rule 16a-1(f) as promulgated by the Securities and Exchange Commission under the Exchange Act, as such Rule may be amended from time to time.
                  2.20 "Subsidiary" shall mean any corporation at least a majority of whose outstanding voting shares shall at the time be owned by the Corporation or by one or more Subsidiaries.

                              ARTICLE III. General

                  3.1      Administration.

                           (a) The PSP shall be administered by the Committee
                  which shall have all necessary power and authority to interpret the PSP and take all action necessary or appropriate in connection with the PSP. The Committee will be constituted so as to qualify Awards for exemption under Rule 16b-3 and as "performance-based compensation" for the purposes of Section 162(m), with respect to participation of Statutory Insiders in the PSP.

                           (b) The Committee at its discretion but after
                  consultation with the Chief Executive Officer shall (i) identify employees who, in addition to Statutory Insiders, are Key Employees; (ii) grant Awards pursuant to the PSP; (iii) prescribe such limitations and restrictions as the Committee shall deem appropriate; and (iv) interpret the PSP, adopt, amend and rescind rules and regulations relating to



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                  the PSP, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the PSP.

                           (c) All such actions shall be final, conclusive and
                  binding upon the Key Employees. Neither the Chief Executive Officer nor any member of the Committee shall be liable for any action taken or decision made in good faith relating to the PSP or any award thereunder.

                  3.2 Grant of Award. The Committee shall select from among the Key Employees those individuals who shall be granted Awards under the PSP. The Committee shall determine the form, value and denomination of the Performance Award to be granted to a Grantee. In granting such Performance Awards and determining their form, value and denomination, consideration shall be given to the recommendations of the Chief Executive Officer, the functions and responsibilities of the Grantee, the Grantee's potential contributions to the profitability and sound growth of the Corporation and such other factors as shall be deemed relevant.

                ARTICLE IV. Establishment of Corporate Objectives

                  The Committee, after discussion with the Chief Executive Officer, shall determine whether to establish an Award Period commencing with the beginning of a fiscal year with respect to which this determination is made and the appropriate length of the Award Period. If the Committee establishes an Award Period, the Committee, in consultation with the Chief Executive Officer, shall determine the financial objectives of the Corporation and its Subsidiaries to be achieved during such Award Period, the basis on which awards granted for such Award Period shall vest upon either partial achievement of the corporate objectives or upon the meeting



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or surpassing of the corporate objectives, and the number of shares and/or dollars comprising each award. The performance goals shall meet the requirements of an objective formula under Section 162(m), unless the Committee determines otherwise.

                           ARTICLE V. Grant of Awards

                  5.1 Grant of Awards. The Committee, subject to the provisions of the PSP, may grant Performance Awards to Key Employees and determine (and the Performance Award Agreement shall state) the form, value and denomination of the Performance Awards granted to the respective Grantees and such other terms and conditions as the Committee may consider appropriate. In taking such action, consideration shall be given to the recommendations of the Chief Executive Officer.
                  5.2 Performance Award Agreements. Performance Awards granted to a Key Employee shall be evidenced by a written Performance Award Agreement to be entered into between the Corporation and the Key Employee and to contain such terms and conditions as the Committee may consider appropriate in each case.

                  5.3 Grantee Account. At such time as it shall be determined by the Committee that the objectives for such Award Period shall have been fully or partially achieved or surpassed, the Corporation shall establish and maintain a bookkeeping account for each Grantee who shall have been granted Performance Awards for such Award Period and shall credit to such account a dollar amount and/or the number of shares of Common Stock equal to the dollar value and/or the number of shares of Common Stock of the Performance Award to which the Grantee becomes entitled pursuant to his Performance Award Agreement.



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                  5.4 Payment of Grantee Account. The dollar amount and/or the number of shares of Common Stock credited to a Grantee's bookkeeping account shall be paid to the Grantee in installments; provided, however, that a Grantee must be then and have continuously been an employee of the Corporation or any of its Subsidiaries from the date of the grant of the award to the date of each installment payment. The installment payments shall be in the amount and/or the number of shares of Common Stock as follows: thirty-three and one-third percent (33-1/3%) of the total dollar amount and number of shares of Common Stock credited to the Grantee's account on or before the first day of the calendar month following the calendar month in which the amount was credited to the account and an additional thirty-three and one-third percent (33-1/3%) on or before the first business day of January of each succeeding calendar year thereafter, until such amount is completely distributed. Fractional shares shall not be distributed but shall be aggregated and paid in the last maturing installment.

                  5.5 Termination of Employment. Notwithstanding the provisions of these Rules, including Section 5.4 hereof, if a Grantee terminates employment with the Corporation or any Subsidiary because of Retirement, death or Disability, the Performance Award shall be prorated based on the number of full months of employment during the Award Period divided by the total number of months in the Award Period and the Performance Award shall be paid at the time and in the same form as Performance Awards are paid to active participants. If a Grantee terminates employment for any other reason or no reason, any unvested or unpaid installment shall be forfeited unless determined otherwise by the Committee in its sole discretion.



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                            ARTICLE VI. Miscellaneous

                  6.1 General Restriction. Any Performance Award denominated in Common Stock shall be subject to the requirement that if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition of the granting a Performance Award or issuance of shares of Common Stock or cash in satisfaction thereof, such grant of an award or issuance of shares of Common Stock may not be consummated unless such requirement is satisfied in a manner acceptable to the Committee.
                  6.2 Non-Assignability. No Performance Award shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, any installment of a Performance Award shall be paid only to such individual. No purported assignment or transfer of a Performance Award, of the rights represented thereby or of a Grantee's contingent interest in the bookkeeping account described in Section 5.3, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Performance Awards shall terminate and become of no further effect.

                  6.3 Withholding Taxes. Whenever the Corporation makes payments under the PSP, in whole or in part, the Corporation shall notify the Grantee of the amount of withholding tax, if any, which must be paid under federal and, where applicable, state and local law. The Corporation shall, in the discretion of the Corporation, but with the consent of the Committee, arrange for payment for such withholding taxes in any one or combination of the following ways: (i) acceptance of an amount in cash paid by the Grantee, (ii) deduction of amounts for



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withholding taxes from amounts of cash payable as an installment under the PSP,
(iii) reduction in the number of shares to be issued in an installment by that number of shares having a Fair Market Value equal to the amount which the Corporation is required to withhold and/or (iv) acceptance of whole shares of Common Stock already owned by the Grantee, having a Fair Market Value equal to the amount the Corporation is required to withhold. If the full amount of the withholding tax is not recovered in the above manner, the Grantee shall, forthwith upon receipt of notice, remit the deficiency to the Corporation. No certificates for shares of Common Stock shall be issued or delivered to a Grantee under the PSP until all applicable taxes shall have been satisfied in full.

                  6.4 Delivery of Certificates. As soon as practicable after compliance by a Grantee with all applicable conditions, the Corporation will issue and deliver by mail, or cause delivery by mail to the Grantee at the address specified, certificates registered in the name of the Grantee for the number or shares of Common Stock which the Grantee is entitled to receive (subject to reduction for withholding tax as provided in Section 6.3 hereof) under the provisions of the PSP and the Performance Award Agreement.

                  6.5 No Right to Employment. Nothing in the PSP or in any agreement entered into pursuant to the PSP shall confer upon any employee or Grantee the right to continue in the employ of the Corporation or any Subsidiary or affect any right which the Corporation or a Subsidiary may have to terminate the employment of any employee or Grantee.

                  6.6 Non-Uniform Determinations. The actions and recommendations of the Chief Executive Officer, the determinations by the Committee under the PSP (including without limitation the determinations by the Chief Executive Officer and the Committee of the persons to receive Performance Awards, and the determinations by the Committee of the form, value and



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denomination of such awards, and the terms and provisions of such Awards) need not be uniform and may be made by the Chief Executive Officer or the Committee, as the case may be, selectively among persons who receive, or are eligible to receive Performance Awards under the PSP, whether or not such persons are similarly situated.

                  6.7 Amendment or Termination of the PSP. The Board may at any time terminate the PSP or any part thereof and may from time to time amend the PSP as it may deem advisable; provided, however, that without stockholder approval, the Board of Directors may not (i) increase the aggregate number of shares of Common Stock which may be issued under the PSP (other than increases permitted under Paragraph 6.10 hereof), (ii) extend the term of the PSP, or
(iii) extend the period during which Performance Awards may be granted. The termination or amendment of the PSP shall not, without the consent of a Grantee, affect such Grantee's rights under a previous grant of Performance Awards.

                  6.8 Investment Representation. Each Performance Award Agreement may provide that the Grantee shall deliver to the Committee, upon demand by the Committee, at the time of any payment of an installment which contains shares of Common Stock a written representation that the shares to be acquired are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares shall be a condition precedent to the right of the Grantee to receive any shares.

                  6.9 No Rights as Stockholders. Recipients of Performance Awards denominated in Common Stock shall have no rights as stockholders of the Corporation with respect thereto unless and until certificates for shares of Common Stock are issued to them.



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                  6.10 Adjustment of Awards. In the event of any change or
changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares or any rights offering to purchase a substantial amount of Common Stock at below fair market value or of any similar change affecting the Common Stock, any of which takes effect after the first grant of a Performance Award, the Committee may, in its discretion, appropriately adjust the number and kind of shares which may be issued under the PSP, the number and kind of shares subject to Performance Awards theretofore granted, and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted under a Performance Award Agreement in such manner as the Committee shall deem appropriate.

                  6.11 Awards Not a Bar to Corporate Event. The existence of the Performance Awards granted hereunder shall not affect in any way the right or the power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                       ARTICLE VII. Rule 16b-3 Compliance

                  It is intended, unless the Committee shall determine otherwise, that the PSP comply with Rule 16b-3, and that all interpretations of the PSP relating to Statutory Insiders shall be consistent with such Rule and the Exchange Act. In order to maintain compliance with such



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Rule and the Exchange Act and to facilitate and promote the conformity of the transactions of Statutory Insiders under the PSP with such Rule, the Committee may adopt such rules and policies as it deems advisable, including, but not limited to, rules and policies restricting the timing of the reduction in the number of shares to be issued in an installment pursuant to Section 6. 3 hereof, and any related rules or policies delaying payments pursuant to Section 5. 4 hereof, and any election with respect thereto.

                     ARTICLE VIII. Section 162(m) Compliance

                  It is intended, unless the Committee shall determine otherwise, that the PSP comply with Section 162(m), and that all interpretations of the PSP relating to Statutory Insiders who are "covered employees" as defined in Section 162(m) shall be consistent with such Section. In order to maintain compliance with such Section, the Committee may adopt such rules and policies as it deems advisable.




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                                    FORM OF
                       ALLEGHENY TECHNOLOGIES INCORPORATED
                           PERFORMANCE AWARD AGREEMENT

Allegheny Technologies Incorporated (the "Company") and the performance award recipient named below ("Participant") enter into this Performance Award Agreement effective as of January 31, 2000.

Participant:
                                 PARTICIPANT TO COMPLETE THE FOLLOWING CHART
                                 (Please print)

-------------------------------- -----------------------------------------------
Street Address

-------------------------------- -----------------------------------------------
City/State/Zip Code

-------------------------------- -----------------------------------------------
Social Security Number

-------------------------------- -----------------------------------------------

WHEREAS, the Company desires to promote its growth and profitability and to induce Participant to remain a key employee of the Company and to achieve long-term objectives by making the performance award evidenced by this Agreement to Participant pursuant to the Allegheny Technologies Incorporated 2000 Incentive Plan (the "Plan") and the Performance Share Program for Key Employees of the Company (the "PSP") adopted thereunder and Participant, having read and understood this Performance Award Agreement and the attached Terms and Conditions of Performance Award incorporated herein by reference, is willing to enter into this Performance Award Agreement.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and intending to be legally bound, the parties hereto agree as follows:

Subject to the attainment of the Performance Objectives described below and to the terms and conditions of the Plan, the PSP and the Terms and Conditions of Performance Award attached hereto and incorporated herein by reference, by which Participant agrees to be bound, the Company awards to Participant the Performance Award described below, with respect to the Award Period described below:

AWARD PERIOD:  January 1, 2000 through December 31, 2002

TARGET PERFORMANCE AWARD

A.   Target Number of Shares Awarded           shares of Common Stock
     [equals: base salary at 1/1/00 X 2/3 X 300% (which is Participant's target opportunity as a percent of salary) divided by $22.25 (which is the average closing price for the trading days after November 29, 1999 and prior to the beginning of the 3-year award period that began 1/1/00)]

PLUS

B.    Target Cash Award:
      [equals: base salary at 1/1/00 X 1/3 X 300% (which is Participant's target opportunity as a percent of salary)]

PERFORMANCE OBJECTIVES--AT TARGET:

1.    Revenue and Earnings Component:

      --------------------------------- ------------------------- -------------------------------------------
      Objective                         Weight                    Amount
      --------------------------------- ------------------------- -------------------------------------------
      Revenue in Year 2002              33%                       $3.125 billion in Year 2002
      --------------------------------- ------------------------- -------------------------------------------
      Earnings per Share                67%                       Cumulative $7.90 per Share
      --------------------------------- ------------------------- -------------------------------------------

      AND

2.    Return on Average Capital Employed: Average of 12% for 3 year award period

In making calculations, acquisitions are included and divestitures are excluded.


THE ACTUAL PERFORMANCE AWARD CREDITED TO PARTICIPANT'S ACCOUNT WILL EQUAL THE TARGET PERFORMANCE AWARD (ON THE FIRST PAGE OF THIS AGREEMENT) TIMES THE APPLICABLE PERCENTAGE BELOW:

o For achievement equal to 100% of the Performance Objectives, the Performance Award equals the product of: (a) the Target Performance Award, times (b) 100%.

o For achievement of over 100% and up to 120% of Performance Objectives, the Performance Award equals the product of: (a) the Target Performance Award, times (b) [(Percentage of Performance Objectives Achieved minus 100%) times 5] plus 100%.

o The maximum Target Performance Award will be equal the product of: (a) the Target Performance Award (on the first page of this Agreement), times (b) 200%.

o For achievement between 75% and 99.9% of Performance Objectives, the Performance Award equals the product of: (a) the Target Performance Award, times (b) [(Percentage of Performance Objectives Achieved minus 75%) times 3] plus 25%.

o For achievement equal to 75% of Performance Objectives, the Performance Award equals the product of (a) the Target Performance Award, times (b) 25%.

o For achievement less than 75% of Performance Objectives, no Performance Award will be payable.


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ILLUSTRATION OF ACHIEVEMENT LEVELS UPON PERFORMANCE AWARD

For the four Target Performance Award levels on the left-hand margin below, different achievement levels during the 2000-2002 period would establish distinct Performance Awards as the following example shows:


                           Performance Award as a Percentage of Eligible Salary
                           for Achievement at the Following Levels of the 2000-2002
Target                     Performance Objectives:
Performance                74.9%                                                             120.0%
Award    Level             or less      75.0%        90.0%        100.0%        110.0%       or more
--------------             -------      -----        -----        ------        ------       -------

A - 300%                   0%           75.0%        210.0%       300.0%        450.0%       600.0%

B - 250%                   0%           62.5%        175.0%       250.0%        375.0%       500.0%

C - 200%                   0%           50.0%        140.0%       200.0%        300.0%       400.0%

D - 150%                   0%           37.5%        105.0%       150.0%        225.0%       300.0%



IN WITNESS WHEREOF, the parties hereto have executed this Performance Award Agreement effective the day and year first above written.

                                  ALLEGHENY TECHNOLOGIES INCORPORATED

                                  By:
                                     ----------------------------------------



WITNESS:                          PARTICIPANT:



_______________________________   ______________________________________



                                       2A
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                    TERMS AND CONDITIONS OF PERFORMANCE AWARD

Section 1:  Definitions

Capitalized words used but not defined below or elsewhere in these Terms and Conditions shall have the meanings ascribed to them in the Plan.

Administrative Rules or PSP--the Administrative Rules for the PSP adopted by the Committee effective January 31, 2000, as amended.

Award--the grant of a Performance Award evidenced by this Agreement.

Award Period--the period from January 1, 2000 through December 31, 2002.

Committee--the Personnel and Compensation Committee of the Board of Directors for a Participant who is not a statutory insider of the Company for the purposes of Section 16 of the Securities Exchange Act of 1934 and the Stock Incentive Award Subcommittee of the Board of Directors for a Participant who is a statutory insider.

Common Stock--common stock, $0.10 par value per share, of Allegheny Technologies Incorporated.

Company--Allegheny Technologies Incorporated and its subsidiaries, unless the context requires otherwise.

Disability--the total and permanent disability of Participant as determined by the Committee in its sole discretion.

Fair Market Value--the average of the high and low quoted sales prices of the Common Stock on the relevant date or, if there were no sales of Common Stock on such date, on the next preceding date on which shares of Common Stock were sold on the New York Stock Exchange.

Grantee Account--an unfunded contingent bookkeeping account entered on the Company's books and records to record the number of shares of Common Stock, the amount of cash or both to which Participant becomes entitled under, and subject to, the terms of this Agreement and the PSP. The establishment of the Grantee Account for Participant shall not be deemed to create a trust or otherwise require a segregation of assets for the benefit of Participant, or Participant's heirs, estate or personal representative and shares of Common Stock, amounts of cash or both recorded as credits to Participant's Grantee Account shall be and remain subject to the claims of the Company's creditors until paid to Participant.

Installment--a partial payment of the amount of cash and/or shares of Common Stock credited to Participant's Grantee Account with respect to the Award Period according to the schedule set forth in Section 6.

Performance Award--the award of dollars and shares of Common Stock made pursuant to the PSP and this Agreement.

Performance Objectives--the measure of Company achievement set forth in the second page of this Agreement.

Retirement--the early or normal retirement of Participant under a pension plan or arrangement of the Company or its subsidiaries


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


in which Participant participates, or, if none (e.g., where Participant participates primarily in a defined contribution plan or an excess benefit plan related thereto), when Participant has attained at least age 55 and completed five or more years of service as of his or her date of employment termination.

Section 2:  Employment

2.1 Entitlement to payments under the PSP and this Agreement shall be conditioned upon the period of employment as set forth in Section 6 hereof. The existence of this Agreement and the reference to any time periods under this Agreement shall not confer on Participant the right to continue in the employ of the Company or affect any right which the Company may have to terminate the employment of Participant.

Section 3:  Performance Award

3.1 Subject to the attainment of the Performance Objectives and to the terms and conditions otherwise set forth in the Plan, Administrative Rules and in this Agreement, the Company awards to Participant the Performance Award described in the first two pages of this Agreement with respect to the Award Period.

Section 4:  Performance Objectives

4.1 The Performance Objectives applicable to the Award evidenced by this Agreement and to be used by the Committee to determine whether and to what extent the Performance Award shall be credited to Participant's Grantee Account are as set forth in the second page of this Agreement. If it is determined that actual performance has achieved the Performance Objectives in all respects for the Award Period, then 100% of the Performance Award at Target as described in the first page of this Agreement (the "Target Performance Award") shall be credited to Participant's Grantee Account. If it is determined that actual performance has exceeded the Performance Objectives in all respects for the Award Period, or that actual performance has failed to achieve the Performance Objectives but has exceeded the minimum performance level set forth on the second page of this Agreement, then the Performance Award to be credited to Participant's Grantee Account shall be an amount determined by multiplying the applicable percentage set forth in the second page of this Agreement by the Target Performance Award. If it is determined that the minimum performance level is not achieved, no Performance Award shall be credited to Participant's Grantee Account.

Section 5:  Credits to Grantee Account

5.1 Following the last day of the Award Period, the Committee shall determine whether and to what extent the Performance Objectives have been met for the Award Period and whether and to what extent the Performance Award, if any, shall be credited to Participant's Grantee Account with respect to the Award


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Period. No Performance Award shall be credited to Participant's Grantee Account with respect to the Award evidenced by this Agreement unless and until the Committee makes the determinations set forth in the preceding sentence. The Committee shall make its determinations with respect to the Award Period as soon as practicable after all information concerning the actual performance of the Company for the Award Period is made available to the Committee.

Section 6:  Payment of Installments

6.1 The dollar amount and/or the number of shares of Common Stock credited as a Performance Award to Participant's Grantee Account shall be paid to Participant in Installments; provided, however, that Participant must be then and have continuously been an employee of the Company from the effective date of this Agreement to the date of each such Installment. Except as provided below, in the event Participant ceases to be an employee of the Company, any then undistributed Performance Awards shall be forfeited and shall not be paid to Participant. Each installment shall be in the dollar amount and/or the number of shares of Common Stock as follows: thirty-three and one-third percent (33-1/3%) of the total dollar amount and the number of shares of Common Stock credited to Participant's Grantee Account shall be delivered to Participant on or before the first day of the calendar month following the calendar month in which the amount was credited to the Grantee Account and an additional thirty-three and one-third percent (33-1/3%) shall be delivered to Participant on or before the first business day of January of each succeeding calendar year thereafter, until such amount is completely distributed. Fractional shares shall not be distributed but shall be aggregated and paid in the last maturing installment. Notwithstanding the foregoing, in the event of the death, Disability or Retirement of Participant, the Performance Award shall be prorated based on the number of full months of employment during the Award Period divided by the total number of months in the Award Period and the Performance Award shall be paid at the time and in the same form as awards are paid to active participants. If Participant terminates employment for any other reason or no reason, any unvested or unpaid installment shall be forfeited unless determined otherwise by the Committee in its sole discretion.

Section 7:  Miscellaneous

7.1 General Restriction. To the extent any Performance Award is denominated in Common Stock under this Performance Award Agreement, it shall be subject to the requirement that if at any time the Committee shall determine that any listing or registration of the shares of Common Stock or any consent or approval of any governmental body or any other agreement or consent is necessary or desirable as a condition of the issuance of shares of Common Stock or cash in satisfaction thereof, such issuance of shares of Common Stock may not be


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



consummated unless such requirement is satisfied in a manner acceptable to the Committee. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action to cause the issuance of shares pursuant to the distribution of Performance Awards to comply with any law or regulation of any governmental authority.

7.2 Non-Assignability. No Performance Award granted under this Agreement shall be assignable or transferable by Participant, except by will or by the laws of descent and distribution. During the life of Participant, any Performance Award shall be payable only to Participant. No purported assignment or transfer of a Performance Award or of the rights represented thereby or of any rights in Participant's Grantee Account, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right in this Agreement whatsoever, and immediately upon such purported assignment or transfer, the Performance Awards shall terminate and become of no further effect.

7.3 Withholding Taxes. Whenever the Company makes payments under the Plan, in whole or in part, the Company shall notify Participant of the amount of withholding for tax, if any, which must be paid under federal and, where applicable, state and local law. The Company shall, in the discretion of the Company, but with the consent of the Committee, arrange for payment for such withholding for taxes in any one or combination of the following ways: (I) acceptance of an amount in cash paid by Participant; (ii) deduction of amounts for withholding from amounts of cash payable as an Installment; (iii) reduction in the number of shares to be issued in an Installment by that number of shares which, in aggregate, have a value equal to such withholding amount; and/or (iv) acceptance of whole shares of Common Stock already owned by Participant which, in aggregate, have a value equal to such withholding amount. If the full amount of the required withholding is not recovered in the above manner, Participant shall, forthwith upon receipt of notice, remit the deficiency to the Company. No cash or certificates for shares of Common Stock shall be issued or delivered to Participant (and/or Participant's designee) until all applicable withholding obligations shall have been satisfied in full.

7.4 Delivery of Certificates. As soon as practicable after compliance by Participant with all applicable conditions including, but not limited to, the satisfaction of withholding obligations, the Company will issue and deliver, or cause delivery, to Participant at the address specified by Participant in writing, certificates registered in the name of Participant (and/or Participant's designee) for the number of shares of Common Stock which Participant is entitled to receive (subject to reduction for withholding as provided in Section


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


7.3 hereof) under the provisions of this Agreement.

7.5 No Right to Employment. Nothing in the Plan, the PSP or this Agreement shall confer upon Participant the right to continue in the employ of the Company or any subsidiary thereof or affect any right which the Company or a subsidiary may have to terminate the employment of Participant.

7.6 Amendment or Termination of the Plan. The Board may at any time terminate the Plan, or any part thereof (including the PSP) and may, from time to time, amend the Plan or PSP as it may deem advisable; provided, however, that the termination or amendment of the Plan or PSP shall not, without the consent of Participant, affect Executive's rights under this Agreement.

7.7 Investment Representation. Participant shall deliver to the Committee, upon demand by the Committee, at the time of any payment of an Installment which contains shares of Common Stock, a written representation that the shares to be acquired are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to delivery of any shares shall be a condition precedent to the right of Participant to receive any shares of Common Stock.

7.8 No Rights as Stockholder. Participant shall have no rights as a stockholder of the Company with respect to shares of Common Stock subject to the Award evidenced by this Agreement unless and until a certificate for shares of Common Stock is issued to Participant.

7.9 Adjustment of Award. In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares or any rights offering to purchase a substantial amount of Common Stock at a price substantially below fair market value or of any similar change affecting the Common Stock, any of which takes effect after the first grant of a Performance Award under this Agreement, the Committee may, in its discretion, appropriately adjust the number and kind of shares of common stock which may be issued under this Agreement, the number and kind of shares of common stock subject to Performance Awards under this Agreement and any and all other adjustments deemed appropriate by the Committee to prevent substantial dilution or enlargement of the rights granted to Participant in such manner as the Committee shall deem appropriate. Any adjustment so made shall be final and binding upon Participant.

7.10 Performance Award Not a Bar to Corporate Event. The existence of the Performance Award granted under this Agreement shall not affect in any way the right or the power of the Company or its stockholders to make or authorize any or all


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


adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.11 Not Income for Retirement or Other Plans. No amounts of income received by Participant pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or any of its affiliates.

7.12 Meaning of Participant. Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Performance Awards may be transferred by will or by the laws of descent and distribution, the word "Participant" shall be deemed to include such person or persons.

7.13 Determinations of Committee. The actions taken and determinations of the Committee made pursuant to this Agreement and the actions and determinations of the Chief Executive Officer of the Company and of the Committee pursuant to the Plan, the PSP and the Administrative Rules shall be final, conclusive and binding upon the Company and upon Participant. Neither the Chief Executive Officer of the Company nor any member of the Committee shall be liable for any action taken or determination made relating to this Agreement, the Plan, the PSP, or the Administrative Rules if made in good faith.

                                      ****


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